UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement
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AMERICAN HOMES 4 RENT
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AMERICAN HOMES 4 RENT

23975 PARK SORRENTO, SUITE 300

CALABASAS, CA 91302

D37537-P49833

Your Vote Counts!

AMERICAN HOMES 4 RENT

2021 Annual Meeting

Vote through the Internet or by Telephone by May 5, 2021

11:59 PM ET

You invested in AMERICAN HOMES 4 RENT and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 6, 2021.

Get informed before you vote

We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Proxy Statement and Annual Report online at www.proxyvote.com OR you can receive a free paper or e-mail copy of voting materials by requesting prior to April 22, 2021. If you want to receive a copy of the voting materials, you must request one. To request a copy of the voting materials, you may (1) visit at www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	May 6, 2021
vote without entering a	9:00 AM PT
control number
Virtually at: www.virtualshareholdermeeting.com/AMH2021

*	Many shareholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming Annual Meeting of Shareholders. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Trustees

Nominees:

1a.	Kenneth M. Woolley	For

1b.	David P. Singelyn	For

1c.	Douglas N. Benham	For

1d.	Jack Corrigan	For

1e.	David Goldberg	For

1f.	Tamara Hughes Gustavson	For

1g.	Matthew J. Hart	For

1h.	Michelle C. Kerrick	For

1i.	James H. Kropp	For

1j.	Lynn C. Swann	For

1k.	Winifred M. Webb	For

1l.	Jay Willoughby	For

1m.	Matthew R. Zaist	For

2.	Approval of the adoption of the American Homes 4 Rent 2021 Equity Incentive Plan	For

3.	Approval of the Adoption of the American Homes 4 Rent Employee Stock Purchase Plan	For

4.	Ratification of the Appointment of Ernst & Young LLP as American Homes 4 Rent’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021	For

5.	Advisory Vote to Approve American Homes 4 Rent’s Named Executive Officer Compensation	For

6.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	Year

NOTE: In their discretion, the proxies may vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery”.

D37538-P49833